SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.     )

Filed by the Registrant ☒   Filed by a Party other than the Registrant 

Check the appropriate box:

☒	Preliminary Proxy Statement

	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

	Definitive Proxy Statement

	Definitive Additional Materials

	Soliciting Material Pursuant to §240.14a-12

CONSULTING GROUP CAPITAL MARKETS FUNDS
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

	Fee paid previously with preliminary materials.


Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration Statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing party:
(4)	Date filed:

LETTER FROM THE CHIEF EXECUTIVE OFFICER

A Notice of Special Meeting of Shareholders of
Consulting Group Capital Markets Funds

July 2, 2009

Dear Shareholder:

As an investor in Consulting Group Capital Markets Funds (“Trust”), you are cordially invited to attend a Special Meeting of Shareholders (“Special Meeting”) on August 31, 2009, at 4:00 P.M., Eastern time, to be held at the offices of the Trust’s administrator, Brown Brothers Harriman & Co., 140 Broadway, 3rd floor, New York, NY 10005.

Shareholders who are unable to attend the Special Meeting are strongly encouraged to vote by proxy, which is customary in Shareholder meetings of this kind. A proxy statement (“Proxy Statement”) regarding the Special Meeting, a proxy card (“Proxy Card”) for your vote at the Special Meeting and a postage prepaid envelope in which to return your Proxy Card are enclosed. You may also vote by touch-tone telephone or through the Internet by following the instructions on the enclosed Proxy Card.

At the Special Meeting, Shareholders will be asked to vote on the following proposals:

(i)	Election of Trustee

The first proposal to be considered at the Special Meeting asks that you elect one Trustee as a member of the Board of Trustees (“Board”) of the Trust, to serve until a respective successor is duly elected and qualified. The Proxy Statement provides a description of the nominee’s background and current status with the Trust, along with other information.

The Board of Trustees recommends that you vote “FOR” the election of the nominee to the Board.

(ii)	New Investment Management Agreement

The second proposal to be considered at the Special Meeting asks that you approve a new investment management agreement (“Investment Management Agreement”) between the Trust and Citigroup Investment Advisory Services LLC.

As a background to this proposal, Morgan Stanley & Co. (“Morgan Stanley”) and Citigroup Inc. have formed a joint venture known as Morgan Stanley Smith Barney LLC (“MSSB” or the “Joint Venture”) which now wholly owns Citigroup Investment Advisory Services LLC (“CIAS”).  The closing of the Joint Venture resulted in a change of control of CIAS that automatically terminated the investment management agreement between the Trust and CIAS then in effect (“Previous Investment Management Agreement”) in accordance with its terms and as required under the Investment Company Act of 1940, as amended (“1940 Act”).  As discussed below, following the termination of the Previous Investment Management Agreement, CIAS has been providing investment advisory services to each of the Funds of the Trust under an interim investment management agreement.

The Board of Trustees recommends that you vote “FOR” the approval of the new Investment Management Agreement.

(iii)	Transact such other business as may properly come before the Special Meeting or at any adjournments or postponements thereof

YOUR VOTE IS IMPORTANT!

We ask that you review the enclosed Proxy Statement. If you do not plan to attend the Special Meeting, we ask that you complete, sign, date and return the Proxy Card as soon as possible in the enclosed postage prepaid envelope or vote by touch-tone telephone or through the Internet. Thank you in advance for your attention and vote with regard to these important proposals.

Sincerely,

James J. Tracy
Chief Executive Officer
Consulting Group Capital Markets Funds

SHAREHOLDERS ARE URGED TO SIGN AND DATE THE PROXY CARD AND MAIL IT IN THE ENCLOSED POSTAGE PREPAID ENVELOPE OR VOTE BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET. YOUR VOTE IS IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES YOU OWN.

IF YOU HAVE ANY QUESTIONS CONCERNING THE PROXY STATEMENT OR THE PROCEDURES TO BE FOLLOWED TO EXECUTE AND DELIVER A PROXY CARD, PLEASE CONTACT THE TRUST’S PROXY SOLICITOR, D.F. KING & CO., INC., AT 1-800-628-8510.

CONSULTING GROUP CAPITAL MARKETS FUNDS
222 Delaware Avenue
Wilmington, Delaware 19801

[Missing Graphic Reference]

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
CONSULTING GROUP CAPITAL MARKETS FUNDS

To Be Held on August 31, 2009

To the Shareholders:

Notice is hereby given that a Special Meeting of Shareholders (“Special Meeting”) of Consulting Group Capital Markets Funds (“Trust”) will be held on August 31, 2009, at 4:00 P.M., Eastern time, at the offices of the Trust’s administrator, Brown Brothers Harriman & Co., 140 Broadway, 3rd floor, New York, NY 10005 for the following purposes:

Proposal (1)	To elect one Trustee of the Trust to serve until a respective successor is duly elected and qualified;

Proposal (2)	To approve a new investment management agreement between the Trust and Citigroup Investment Advisory Services LLC; and

Proposal (3)	To transact such other business as may properly come before the Special Meeting or at any adjournments or postponements thereof.

Shareholders of record at the close of business on July 2, 2009, will be entitled to vote at the Special Meeting and at any adjournments or postponements thereof.

Please mark, date and sign the enclosed Proxy Card and return it in the prepaid envelope enclosed for your convenience or vote by touch-tone telephone or through the Internet to insure that your shares are represented. THE PROMPT RETURN OF YOUR PROXY CARD WILL SAVE THE EXPENSE OF FURTHER MAILINGS. If you attend the Special Meeting, you may revoke a previously submitted Proxy Card and vote your shares in person if you wish.

All valid and executed Proxy Cards returned in time to be voted at the Special Meeting will be voted in accordance with the specifications thereon.  If you simply sign the Proxy Card without specifying an instruction, the Proxy Card will be voted in accordance with the recommendation of the Board of Trustees with respect to each proposal considered at the Special Meeting.

By Order of the Trustees,

Paul F. Gallagher
Secretary

July 2, 2009
[Missing Graphic Reference]

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS ARE URGED TO MARK, DATE, SIGN AND RETURN THE PROXY CARD IN THE ENCLOSED PREPAID ENVELOPE OR VOTE BY TOUCH-TONE TELEPHONE OR THROUGH THE INTERNET.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for completing Proxy Cards may be of assistance to you and may avoid the time involved in validating your vote if you fail to sign your Proxy Card(s) properly.

1.  Individual Accounts:  Sign your name exactly as it appears in the registration on the Proxy Card(s).

2.  Joint Accounts:  Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the Proxy Card(s).

3. All Other Accounts:  The capacity of the individual signing the Proxy Card(s) should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Executor

CONSULTING GROUP CAPITAL MARKETS FUNDS
222 Delaware Avenue
Wilmington, Delaware 19801

SPECIAL MEETING OF SHAREHOLDERS

To Be Held
August 31, 2009[Missing Graphic Reference]

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Consulting Group Capital Markets Funds, a Massachusetts business trust (“Trust”), for use at a Special Meeting of Shareholders of Large Capitalization Growth Investments, Municipal Bond Investments, Money Market Investments,  Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments, Emerging Markets Equity Investments, Core Fixed Income Investments, High Yield Investments and International Fixed Income Investments of the Trust (each, a “Fund” and, collectively, the “Funds”), to be held at offices of the Trust’s administrator, Brown Brothers Harriman & Co., 140 Broadway, 3rd floor, New York, NY 10005, on August 31, 2009, beginning at 4:00 P.M., Eastern time, and at any adjournments or postponements thereof (“Special Meeting”).

All properly executed Proxy Cards received in time for the Special Meeting will be voted as specified in the Proxy Card or, if no specification is made, in accordance with the recommendations of the Board of Trustees of the Trust (“Board”) for the proposals indicated in this Proxy Statement. Also, all votes entitled to be cast will be cast in the proxies’ discretion on any other matters as may properly come before the Special Meeting.

This Proxy Statement, the Notice of Special Meeting and a Proxy Card are first being mailed to Shareholders on or about July 2, 2009, or as soon thereafter as practicable.  At the Special Meeting, Shareholders will vote on the following proposals (each, a “Proposal” and collectively, the “Proposals”):

Proposal (1)	To elect a Trustee of the Trust to serve until a respective successor is duly elected and qualified;	All Funds, voting together

Proposal (2)	To approve a new investment management agreement between the Trust and Citigroup Investment Advisory Services LLC (“Investment Management Agreement”); and	All Funds, voting separately

Proposal (3)	To transact such other business as may properly come before the Special Meeting or at any adjournments or postponements thereof.

The costs of soliciting Proxies for the Special Meeting will be borne by MSSB, and will include (a) preparing, printing and mailing this Proxy Statement and accompanying material, (b) the reimbursement of brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of the Trust’s shares, (c) payment to D.F. King & Co., Inc., the Trust’s proxy solicitor (“D.F. King”), for its services in soliciting proxies, which payment is estimated to be approximately $500,000, and (d) supplementary solicitations to submit proxies, will be borne by MSSB. A Notice of the Special Meeting and a Proxy Card accompany this Proxy Statement (collectively, the “Proxy Materials”).  Proxy solicitations will be made primarily by mail, but solicitations may also be made by telephone, through the Internet or by telephone communications from officers of the Trust and representatives of Citigroup Global Markets Inc., the Trust’s distributor (“Distributor” or “CGMI”), Citigroup Investment Advisory Services LLC (“Manager” or “CIAS”) and D.F. King.  Such agents, representatives and officers of the Trust will not receive additional compensation for solicitation activities. D.F. King has been engaged to assist in the solicitation of proxies. Authorization to permit D.F. King to execute Proxy Cards may be obtained by telephonically or electronically transmitted instructions from Shareholders of the Trust. Proxies that are obtained telephonically or through the Internet will be recorded in accordance with the procedures described below.

In all cases where a telephonic proxy is solicited, the D.F. King representative is required to ask for each Shareholder’s full name and address, or zip code, or both, and to confirm that the Shareholder has received the Proxy Materials in the mail. If the Shareholder is a corporation or other entity, the D.F. King representative is required to ask for the person’s title and confirmation that the person is authorized to direct the voting of the shares. If the information solicited agrees with the information provided to D.F. King, then the D.F. King representative has the responsibility to explain the process, read the Proposals on the Proxy Card and ask for the Shareholder’s instructions on each Proposal. Although the D.F. King representative is permitted to answer questions about the process, he or she is not permitted to recommend to the Shareholder how to vote, other than to read any recommendation set forth in this Proxy Statement. D.F. King will record the Shareholder’s instructions on the Proxy Card. Within 72 hours, the Shareholder will be sent a letter or mailgram to confirm his or her vote and asking the Shareholder to call D.F. King immediately if his or her instructions are not correctly reflected in the confirmation.

Please see the instructions on your Proxy Card for telephone touch-tone voting and Internet voting. Shareholders will have an opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote through the Internet, in addition to confirming their voting instructions prior to submission, will also receive an e-mail confirming their instructions upon request.

Although a Shareholder’s vote may be taken by touch-tone telephone or through the Internet, each Shareholder will receive a copy of this Proxy Statement and may vote by mail using the enclosed Proxy Card. If the enclosed Proxy Card is executed and returned, it nevertheless may be revoked at any time before it has been exercised by signing and sending to the Trust a later dated Proxy Card or written revocation, or by attending the Special Meeting and voting in person. A Proxy Card when executed and not so revoked will be voted in accordance with the specification marked thereon. Proxies voted by touch-tone telephone or through the Internet may be revoked at any time before they are voted in the same manner that proxies voted by mail may be revoked.

The Annual Report of the Trust containing audited financial statements for the fiscal year ended August 31, 2008, and the Semi-Annual Report following such Annual Report (each, a “Report”) have previously been furnished to Shareholders. Copies of the Reports for each Fund are available upon request and without charge by calling the Funds’ Client Service desk at 1-800-444-4273 or by writing to Consulting Group Capital Markets Funds, 222 Delaware Avenue, Wilmington, Delaware 19801.  You may also obtain these documents by accessing the Internet site for the Trust at www.smithbarney.com/products_services/managed_money/trak/trak_cgcm.html.

Shares of each Fund are entitled to one vote each at the Special Meeting and fractional shares are entitled to proportionate fractions of one vote. If the enclosed Proxy Card is properly executed and returned in time to be voted at the Special Meeting, the shares represented thereby will be voted in accordance with the instructions marked on the Proxy Card. If no instructions are marked on the Proxy Card with respect to the Proposals, shares will be voted “FOR” the approval of the Proposals and in accordance with the judgment of the persons appointed as proxies with respect to any other matter that may properly come before the Special Meeting.

Quorum and Required Vote for the Proposals

Under the Master Trust Agreement of the Trust, a majority of the shares entitled to vote on a Proposal constitutes a quorum for the transaction of business with respect to that Proposal. In the event that a quorum is not present at the Special Meeting, or in the event that a quorum is present but sufficient votes to approve the Proposals or any other matter as may properly come before the Special Meeting are not received, the persons named as proxies may propose one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to any such Proposals. In determining whether to adjourn the Special Meeting, the following factors may be considered: the nature of the Proposals that are the subject of the Special Meeting, the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the additional information, if any, to be provided to Shareholders with respect to the reasons for the solicitation. Any adjournment will require the affirmative vote of a majority of those shares represented at the Special Meeting in person or by proxy. The persons named as proxies will vote in favor of such adjournment those shares that they are entitled to vote and that have been voted in favor of such Proposal. A Shareholder vote may be taken on the Proposals or on any other matter that may properly come before the Special Meeting prior to any adjournment if sufficient votes have been received and it is otherwise appropriate. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that these persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power), if any, will be treated as shares that are present but which have not been voted. An affirmative vote of a plurality of the shares present or represented by proxy for all Funds that compose the Trust voting as a single class is required to elect the nominee for election as Trustee (Proposal 1) and an affirmative vote of “a majority of the outstanding voting securities” of each Fund as defined by the Investment Company Act of 1940, as amended (“1940 Act”) is required to approve the new Investment Management Agreement (Proposal 2).  This means the lesser of (1) 67% or more of the shares of a Fund present at the Special Meeting if the owners of more than 50% of the shares then outstanding are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund entitled to vote at the Special Meeting.  If Shareholders of a Fund do not approve the new Investment Management Agreement, the Manager will continue to provide its investment advisory services to the Fund under an interim investment management agreement pursuant to the terms thereof.

Abstentions and Broker Non-Votes

Abstentions and broker “non-votes” will be counted for purposes of determining whether a quorum is present at the Special Meeting.  Abstentions and broker “non-votes” will have the same effect as a vote “against” Proposal 2 but not Proposal 1.

Important Notice Regarding Internet Availability of Proxy Materials for the Shareholder Meeting to be Held on August 31, 2009.  The Fund’s Notice of Special Meeting of Shareholders, Proxy Statement and Proxy Card are available on the Internet at www.2voteproxy.com.

The mailing address of the Trust is 222 Delaware Avenue, Wilmington, Delaware 19801. The address of the Interim Manager is 222 Delaware Avenue, Wilmington, Delaware 19801, and the Distributor is located at 388 Greenwich St., New York, NY 10026.

The Board has fixed the close of business on July 2, 2009, for the determination of Shareholders of each Fund entitled to notice of and to vote at the Special Meeting. At the close of business on May 31, 2009, the following numbers of shares of each Fund were issued and outstanding.

Consulting Group Capital Markets Funds [Missing Graphic Reference]	Shares [Missing Graphic Reference]

Large Capitalization Growth Investments
Large Capitalization Value Equity Investments
Small Capitalization Growth Investments
Small Capitalization Value Equity Investments
International Equity Investments
Emerging Markets Equity Investments
Core Fixed Income Investments
High Yield Investments
International Fixed Income Investments
Municipal Bond Investments
Money Market Investments

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

This Proxy Statement is available at www.2voteproxy.com.

TABLE OF CONTENTS

QUESTIONS AND ANSWERS REGARDING THE PROPOSALS
DISCUSSION OF PROPOSALS
PROPOSAL 1 – TO ELECT ONE TRUSTEE OF THE TRUST
Description of Proposal
Information Concerning the Nominee
Trustees and Officers of the Trust
Trustees Beneficial Ownership
Current Committees of the Board
Remuneration for Directors and Officers
Required Vote
PROPOSAL 2 – TO APPROVE A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN
CITIGROUP INVESTMENT ADVISORY SERVICES LLC AND CONSULTING GROUP CAPITAL MARKETS FUNDS
Description of Proposal
Factors Considered by the Board
Board Approval and Recommendation
Description and Comparison of the Proposed Investment Management Agreement and the Previous Investment Management Agreement
Investment Advisory Services
Expenses and Advisory Fees
Commissions Paid to Affiliated Broker
Duration and Termination
Required Vote and Recommendation
OTHER INFORMATION
EXHIBIT A - AUDIT COMMITTEE CHARTER
EXHIBIT B – CORPORATE GOVERNANCE AND NOMINATING COMMITTEE CHARTER
EXHIBIT C -  PROPOSED INVESTMENT MANAGEMENT AGREEMENT

QUESTIONS AND ANSWERS REGARDING THE PROPOSALS

Q.	What is being proposed?

A.
Shareholders are being asked to vote on two separate Proposals.  Proposal 1 asks that Shareholders elect one Trustee as a member of the Board of Trustees of the Trust.  Proposal 2 asks that Shareholders approve the new Investment Management Agreement between the Trust and Citigroup Investment Advisory Services LLC.

Q.	Who is eligible to vote?

A.
Shareholders of each of the Funds of record at the close of business on July 2, 2009, are entitled to notice of and to vote at the Special Meeting or at any adjournment thereof.  Shares of each Fund are entitled to one vote each at the Special Meeting and fractional shares are entitled to proportionate fractions of one vote. For Proposal 1, all Funds will vote together whereas for Proposal 2, each Fund will vote separately to meet the required vote.

Q.           What is the recommendation of the Board of Trustees?

A.
The Board recommends that you vote “FOR” each of the Proposals.  The factors considered by the Board in recommending the new Investment Management Agreement are discussed in more detail in the Proxy Statement.

Q.	How does the new Investment Management Agreement compare to the investment management agreement entered into between the Trust and CIAS (“Previous Investment Management Agreement”)?

A.
The new Investment Management Agreement will be the same in all material terms as the Previous Investment Management Agreement, except for the name of the investment adviser, the effective date and term of the agreement.

Q.           If approved, when will the new Investment Management Agreement be in effect?

A.	The new Investment Management Agreement will become effective upon Shareholders’ approval.

Q.	What happens if there are not enough votes to reach quorum by the scheduled Special Meeting date or if the Proposals are not approved?

A.
If there are not sufficient votes to approve the Proposals by the time of the Special Meeting, the Special Meeting may be adjourned to permit further solicitation of proxy votes.  In addition, to facilitate receiving a sufficient number of votes, further action may need to be taken.  D.F. King & Co., Inc., a proxy solicitation firm, may contact you by mail or telephone. Therefore, Shareholders are encouraged to vote as soon as they receive the enclosed proxy materials to avoid additional mailings or telephone calls.

Q.	Who is D.F. King & Co., Inc.?

A.
D.F. King & Co., Inc. is a third party proxy vendor that MSSB hired to call shareholders and record proxy votes.  In order to hold a shareholder meeting, quorum must be reached. If quorum is not attained, the Special Meeting may adjourn to a future date.  As the date of the Special Meeting approaches, phone calls and additional mailings may be made to Shareholders who have not yet voted their shares so that the Special Meeting need not be adjourned.  Voting your shares immediately will help minimize additional solicitation expenses and prevent the need to make a call to you to solicit your vote.

Q.	How can I vote my shares?

A.	You can vote in any one of four ways:
•	Through the Internet by following the instructions on the enclosed Proxy Card(s);
•	By telephone by calling the number on the enclosed Proxy Card(s);
•	By mail, by signing and retuning the enclosed Proxy Card(s) in the prepaid envelope provided; and
•	In person at the Special Meeting.

Q.	If I vote my proxy now, can I change my vote later?

A.
If you vote your proxy now, you may revoke it at any time prior to its exercise by executing a superseding Proxy Card or by submitting a notice of revocation to the Secretary of the Trust. In addition, although mere attendance at the Special Meeting will not revoke a proxy, if you attend the Special Meeting you may withdraw your proxy and vote in person.

Q.	What is the required vote to approve the Proposals?

A.
With respect to Proposal 1, an affirmative vote of a plurality of the shares present or represented by proxy for all Funds that compose the Trust voting as a single class is required to elect the nominee for election as Trustee. With respect to Proposal 2, an affirmative vote of “of a majority of the outstanding voting securities” (as defined by the 1940 Act) of each Fund will approve the new Investment Management Agreement. This means the lesser of (1) 67% or more of the shares of a Fund present at the Special Meeting if the owners of more than 50% of the shares then outstanding are present in person or by proxy, or (2) more than 50% of the outstanding shares of the a Fund entitled to vote at the Special Meeting.

Q.	Whom should I call for additional information about this Proxy Statement?

A.	Please call the proxy solicitor, D.F. King, at 1-800-628-8510 to obtain additional information regarding the Proposals.

DISCUSSION OF PROPOSALS

PROPOSAL 1: ALL FUNDS, VOTING TOGETHER
TO ELECT ONE TRUSTEE OF THE TRUST

Description of Proposal

The first Proposal to be considered at the Special Meeting is the election of one Trustee as a member of the Board of Trustees of the Trust.

Adela Cepeda (the “Nominee”), who currently serves as a Trustee by the appointment of the Board as discussed below, has been nominated to be elected by Shareholders.  The Nominee has consented to continue to serve as a Trustee if elected at the Special Meeting. Ms. Cepeda serves as a Trustee who is not an interested person of the Trust, as defined in the Investment Company Act of 1940, as amended (“1940 Act”).  If elected, the Nominee will hold office without limit in time subject to the retirement policy adopted by the Board and described below (“Retirement Policy”), provided that any Trustee may resign and may be removed by: (i) written instruments signed by at least two-thirds of the number of Trustees prior to such removal; (ii) vote of Shareholders holding not less than two-thirds of the shares then outstanding, cast in person or by proxy at a meeting called for that purpose; or (iii) a written declaration signed by Shareholders holding not less than two-thirds of the shares then outstanding and filed with the Trust’s custodian.  In case a vacancy shall exist for any reason, the remaining Trustees may fill the vacancy by appointing another Trustee, provided that after giving effect to such appointment at least two-thirds of the Trustees have been elected by Shareholders. If at any time less than a majority of the Trustees holding office have been elected by Shareholders, the Trustees then in office will call a shareholders meeting for the purpose of electing Trustees.

The Corporate Governance and Nominating Committee (“Nominating Committee”) met on September 2, 2008, and recommended that the Board appoint Ms. Cepeda as a Trustee but her election had not been proposed to Shareholders until now. Mr. Kamesar, the Chairman of the Board, recommended Ms. Cepeda to the Nominating Committee for consideration as a potential Trustee of the Trust.  The Board appointed Ms. Cepeda as Trustee on September 2, 2008. On May 28, 2009, the Board agreed to recommend to Shareholders the election of Ms. Cepeda as Trustee.

Information Concerning the Nominee

Name (Age) and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Business Experience, Other Positions with Affiliated Persons of the Trust and Other Directorships Held by Nominee
Adela Cepeda c/o MSSB 222 Delaware Avenue Wilmington, DE 19801 Birth Year: 1958	Trustee	Since 2008	President, A.C. Advisory, Inc. (1995-present)	11	Director, Amalgamated Bank of Chicago; Trustee, MGI Funds; Trustee, UBS Funds; Director, Ft. Dearborn Income Securities

Trustees and Officers of the Trust

Overall responsibility for management and supervision of the Trust rests with the Board. The Trustees approve all significant agreements between the Trust and the companies that furnish services to the Funds, including agreements with the Funds’ investment manager, distributor, sub-advisers, custodian and transfer agent. Oversight of the day-to-day operations of the Funds is delegated to the Manager.

The names of the Trustees and officers of the Trust, together with information as to their principal business occupations, are set forth below. Each Trustee and officer serves until his successor has been duly elected and qualified.

The officers of the Trust are employees of organizations that provide services to the Funds. Each Trustee who is an interested person of the Trust (as defined in the 1940 Act) of the Trust (“Interested Trustee”) is indicated by an asterisk.

Name (Age) and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Business Experience, Other Positions with Affiliated Persons of the Trust and Other Directorships Held by Nominee
Non-Interested Trustees
Walter E. Auch+ 6001 N. 62nd Place Paradise Valley, AZ 85253 Birth Year: 1921	Trustee	Since 2006; Mr. Auch previously served as a Trustee of the Trust from 1991 to December 2001	Retired	11	Trustee Emeritus, Nicholas Applegate Funds; Trustee, UBS Funds; Director, US Bancorp Advisory Group; Director, Sound Surgical Technologies LLC
H. John Ellis+ 858 E. Crystal Downs Drive Frankfort, MI 49635 Birth Year: 1927	Trustee	Since 1999	Retired	11	None
Armon E. Kamesar+ 7328 Country Club Drive La Jolla, CA 92037 Birth Year: 1927	Chairman and Trustee	Since 1994	Group Chairman, Vistage International (organization of chief executives)	11	None
Stephen E. Kaufman 277 Park Avenue, 47th Fl. New York, NY 10172 Birth Year: 1932	Trustee	Since 1991	Attorney, Stephen E. Kaufman, P.C. (1957-present)	11	None
John J. Murphy 268 Main Street Gladstone, NJ 07934 Birth Year: 1944	Trustee	Since 2002	Founder and Senior Principal, Murphy Capital Management (investment management)	11	Trustee, Nicholas Applegate Institutional Funds; Trustee, Legg Mason Partners Equity Trust; Trustee Legg Mason Partners Variable Equity Trust; Trustee, UBS Funds
Mark J. Reed 101 S. Hanley Rd Suite 1260 St. Louis, MO 63105 Birth Year: 1964	Trustee	Since 2007	Managing Director and Chief Compliance Officer, Bush O’Donnell Investment Advisors, Inc. (1988-present)	11	None
Adela Cepeda c/o MSSB 222 Delaware Avenue Wilmington, DE 19801 Birth Year: 1958	Trustee	Since 2008	President, A.C. Advisory, Inc. (1995-present)	11	Director, Amalgamated Bank of Chicago; Trustee, MGI Funds; Trustee, UBS Funds; Director, Ft. Dearborn Income Securities
Interested Trustees
Laurie A. Hesslein* CGMI 388 Greenwich St., 19th Floor New York, NY 10026 Birth Year: 1959	Trustee	Since 2006	Managing Director, Productivity Improvement and Re-engineering, Citigroup, Inc. (2008-present), Managing Director, Chief Administrative Officer, Private Client Group, Citi Smith Barney (2004-2008); Managing Director, Investment Products, Private Client Group, Smith Barney (2003-2006); Director and member of the Audit Committee, CitiStreet, Retirement Plan Record Keeper (2002-2008); Interested Director, Vice President of a 501(c)(3) public charity which hosts Citi Impact Funding Trust (Citi GIFT), a donor-advised fund (2000-current)	11	None
Name (Age) and Address	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During the Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Business Experience, Other Positions with Affiliated Persons of the Trust and Other Directorships Held by Nominee
W. Thomas Matthews* 453 Banks Mill Rd Aiken, SC 29801 Birth Year: 1949	Trustee	Since 2006	Retired; Advisor, Smith Barney (2005- 2007); previously, President and Chief Executive Officer, Smith Barney (2002-2005)	11	None
Officers
James J. Tracy MSSB 787 Seventh Avenue, New York, NY 10019 Birth Year: 1957	Chief Executive Officer and President	Since 2007
Managing Director, Head of Investment Advisory Services, MSSB (2009-present); Executive Vice President and Director of Business Development for Citi Global Wealth Management and the Director of Smith Barney’s Investment Advisory Services (“IAS”) (2008-2009); previously, Great Lakes Regional Director, Smith Barney Private Client Group (2000-2006)
				N/A	N/A
James F. Walker MSSB 787 Seventh Avenue, New York, NY 10019 Birth Year: 1963	Chief Financial Officer and Treasurer	Since 2007
Managing Director, MSSB (2009-present), previously,
Managing Director, CGMI and Chief Operating Officer, IAS, Smith Barney (2006-2009);Chief Administrative Officer, Merrill Lynch Global Private Client group since prior to 2002
				N/A	N/A
Marc Brookman MSSB 787 Seventh Avenue, 32nd Floor New York, NY 10019 Birth Year: 1963	Chief Administrative Officer	Since 2008
Managing Director, MSSB (2009-present); previously,
Managing Director, IAS, Citi Global Wealth Management;  and Director Product Development and Management (2005-2009); Managing Director, Head of Retirement Services, Citigroup Asset Management (2004-2005); Head of Global Institutional Sales, New York Life Investment Management (1998-2004)
				N/A	N/A
Paul F. Gallagher MSSB 222 Delaware Avenue Wilmington, DE 19801 Birth Year: 1959	Chief Legal Officer and Secretary	Since 2007
Director and Associate General Counsel, MSSB (2009-present); previously,  Director and Associate General Counsel, CGMI (2006-2009); Senior Vice President and General Counsel, ICMA Retirement Corporation (2004-2006)
				N/A	N/A
Dominic Maurillo MSSB 787 Seventh Avenue, New York, NY 10019 Birth Year: 1967	Chief Operating Officer	Since 2007	Senior Vice President, MSSB (2009-present); previously, Senior Vice President, CGMI (2009); First Vice President, CGMI (2007-2009); Senior Vice President for D.F. King & Co., Inc. (1994-2007)	N/A	N/A
Steven Hartstein MSSB 480 Washington Blvd, Jersey City, NJ 07310 Birth Year: 1963	Chief Compliance Officer	Since 2006
Director, MSSB (2009-present); previously, Director, CGMI and Assistant Director, IAS Compliance, Smith Barney (2008-2009); Senior Vice President, CGMI and Assistant Director, IAS Compliance, Smith Barney (2006-2007); Senior Compliance Officer, Mercer Investment Consulting and Mercer Global Investments (2004-2006)
				N/A	N/A
Carmen Z. Menendez-Puerto CGMI 485 Lexington Ave. New York, NY 10017 Birth Year: 1961	Anti-Money Laundering Compliance Officer	Since 2006
Managing Director, CGMI (2007-present); Director, Smith Barney Anti-Money Laundering program (2005-present); previously, Director, CGMI (2005-2006); Senior Vice President, CGMI (2003-2004), First Vice President, Citibank Global Relationship Bank (2002-2003); Director, Smith Barney Equity Research Compliance (2003-2005)
				N/A	N/A
Israel Grafstein MSSB 485 Lexington Ave. New York, NY 10017 Birth Year: 1974	Assistant Secretary	Since 2006
Senior Vice President and Associate General Counsel, MSSB (2009-present); previously, Senior Vice President and Associate General Counsel, CGMI (2008-2009); First Vice President and Associate General Counsel, CGMI (2006-2007); Legal Counsel, Credit Suisse Asset Management (2005); Associate at Herrick, Feinstein LLP (2004-2005); Regulatory Attorney, State of New Jersey Attorney General’s Office (2003-2004)
				N/A	N/A
LeRoy T. Pease III MSSB 222 Delaware Avenue Wilmington, DE 19801 Birth Year: 1958	Vice President and Investment Officer	Since 1996	Senior Vice President, MSSB (2009-present); previously, Senior Vice President, CGMI (prior to 2009)	N/A	N/A
Mark C. Kennard MSSB 222 Delaware Avenue Wilmington, DE 19801 Birth Year: 1958	Vice President and Investment Officer	Since 2004	Senior Vice President, MSSB (2009-present); previously, Senior Vice President, CGMI (2007-2009); Strategy Analyst, Smith Barney (1992-2007)	N/A	N/A
Jay T. Shearon MSSB 222 Delaware Avenue Wilmington, DE 19801 Birth Year: 1972	Investment Officer	Since 2007	Vice President, MSSB (2009-present); previously, Vice President, CGMI (2005-2009); Assistant Vice President (2000-2005)	N/A	N/A
Robert Seidel MSSB 100 Light Street Baltimore, MD 21202 Birth Year: 1975	Investment Officer	Since 2007	First Vice President, MSSB (2009-present); previously, First Vice President, CGMI (2006-2009); Vice President, Legg Mason (1997-2006)	N/A	N/A
[Missing Graphic Reference]
* Ms. Hesslein and Mr. Matthews are “interested persons” of the Trust as defined in the 1940 Act because each is or was an officer of MSSB’s predecessor, CGMI, or certain of their affiliates.
+ Messrs. Auch, Ellis and Kamesar have each announced their retirement from the Board effective March 31, 2010, at which time they will respectively become Trustees Emeritus.

Trustees Beneficial Ownership

As of May 31, 2009, the Trustees including the Nominee beneficially owned equity securities of the Funds within the dollar ranges presented in the table below:

Name of Trustee / Nominee	Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in the Funds of the Trust

Walter Auch
Adela Cepeda
H. John Ellis
Laurie A. Hesslein
Armon E. Kamesar
Stephen E. Kaufman
John J. Murphy
W. Thomas Matthews
Mark J. Reed
Martin Brody

As of May 31, 2009, none of the Trustees or his or her immediate family members, owned beneficially any securities in the Manager, sub-advisers, the Distributor, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Manager, sub-advisers or the Distributor. As of May 31, 2009, the Trustees and officers as a group owned, of record, less than 1% of the outstanding shares of each Fund.

Current Committees of the Board

The Board has two committees, the Audit Committee and the Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all of the Independent Trustees, namely Ms. Cepeda and Messrs. Auch, Ellis, Kamesar, Kaufman, Murphy and Reed. For the Trust’s most recent fiscal year, each Trustee attended at least 75% of the Board meetings and of the meetings of each Committee of which he or she was a member. There were four meetings of the Board during the fiscal year ended August 31, 2009.

The Audit Committee oversees each Fund’s audit, accounting and financial reporting policies and practices and its internal controls. The Audit Committee approves, and recommends to the Board for their ratification, the selection, appointment, retention or termination of the Trust’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to each Fund by the independent registered public accounting firm and all permissible non-audit services provided by the independent registered public accounting firm to the Manager and any affiliated service providers if the engagement relates directly to the Funds’ operations and financial reporting. The Audit Committee met once during the Trust’s most recent fiscal year. The Board has adopted a written charter for the Audit Committee, a copy of which is attached as Appendix A to this Proxy Statement.  The Audit Committee’s charter is not available on the Trust’s website.

The Nominating Committee’s purposes are overseeing the governance practices of the Trust, identifying and recommending individuals to the Board for nomination as members of the Board and its committees and establishing the agenda for any meetings of the Independent Trustees. The Nominating Committee will consider nominees recommended by the Shareholders if a vacancy occurs. Shareholders who wish to recommend a nominee should send nominations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the Shareholders. The Nominating Committee did not meet during the Trust’s most recent fiscal year. The Nominating Committee’s charter is attached to this Proxy Statement as Appendix B. The Nominating Committee’s Charter is not available on the Trust’s website.

The Nominating Committee identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The Nominating Committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The Nominating Committee does not have specific, minimum qualifications for nominees, and has not established specific qualities or skills that it regards as necessary for a Trustee to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Nominating Committee may consider the  factors listed under “Committee Duties and Responsibilities” in Appendix B, among any others it may deem relevant.

Remuneration for Directors and Officers

Remuneration. No director, officer or employee of the Manager, sub-advisers, the Distributor or any of their affiliates receives any compensation from the Trust for serving as an officer or Trustee of the Trust.  Effective July 1, 2009, each Independent Trustee may receive a fee of $69,120 per annum plus $5,760 per meeting attended (except that Mr. Kamesar receives $76,800 per annum and $7,680 per meeting attended due to his position as Chairman of the Board.  Additionally, Mr. Kamesar receives $4,800 for each Audit Committee meeting attended due to his position of Chairman of the Audit Committee). Additionally, each such Trustee may be paid $1,200 per telephonic meeting attended.  All Trustees are reimbursed for travel and out-of-pocket expenses incurred to attend meetings of the Board.  For the fiscal year ended August 31, 2008, such expenses totaled $54,469.  Effective July 1, 2009, each Independent Trustee will receive $1,440 for each Audit Committee meeting attended.  In addition, for each Nominating Committee meeting attended, Trustees will receive $960, and for each telephonic Nominating Committee meeting attended, Trustees will receive $480.

Effective July 1, 2009, the Board adopted a new Trustee Emeritus policy.  For any individual who has served as an Independent Trustee for a minimum of ten (10) years and has reached the age of seventy seven (77) years may be designated by the remaining Trustees as a Trustee Emeritus.  Trustees Emeritus are entitled to serve in emeritus status for a maximum of five years, during which time they are paid an annual retainer fee equal to 50% of the annual retainer fee in effect at the time of their designation as a Trustee Emeritus and meeting fees equal to 50% of the meeting fees in effect at the time of their designation as a Trustee Emeritus, together with reasonable out-of-pocket expenses for each meeting attended.  Trustees Emeritus may attend meetings but have no voting rights.

Messrs, Auch, Ellis, Kamesar and Kaufman are exempt from the new Trustee Emeritus policy and will be covered under the terms of the previous Emeritus Policy.  The previous Emeritus Policy provides that an individual who has been elected prior to December 31, 2006, has served as an Independent Trustee for a minimum of ten (10) years and has reached the age of eighty (80) years may be designated by the remaining Trustees as a Trustee Emeritus. Trustees Emeritus are entitled to serve in emeritus status for a maximum of ten years, during which time they are paid an annual retainer fee of equal to 50% of the annual retainer fee in effect at the time of their designation as a Trustee Emeritus and meeting fees equal to 50% of the meeting fees in effect at the time of their designation as Trustee Emeritus, together with reasonable out-of-pocket expenses for each meeting attended. Trustees Emeritus may attend meetings but have no voting rights.

The Trust does not pay retirement benefits to its Trustees and officers, although it has an Emeritus Program for Trustees, as described above. Officers and Interested Trustees are compensated by the Manager, CGMI or one of their affiliates.

For the fiscal year ended August 31, 2008, the Trustees were paid the following aggregate compensation by the Trust:

	TGMXX	TMUUX	THYUX	TLVUX	TLGUX	TIIUX	TSVUX
Walter A. Auch	$ 2,380	$ 878	$1,359	$19,433	$25,736	$10,427	$4,201
H. John Ellis	$ 2,591	$ 923	$1,458	$20,637	$27,203	$11,017	$4,566
Armon Kamesar	$ 2,961	$1,066	$1,670	$23,617	$31,261	$12,692	$5,170
Stephen E. Kaufman	$ 2,511	$ 882	$1,400	$19,588	$25,891	$10,528	$4,349
Thomas Matthews	$ 2,235	$ 742	$1,200	$15,983	$21,384	$ 8,846	$3,605
John J. Murphy	$ 2,511	$ 882	$1,400	$19,588	$25,891	$10,528	$4,349
Mark J. Reed	$ 2,511	$ 882	$1,400	$19,588	$25,891	$10,528	$4,349
Martin Brody *	$ 406	$ 199	$ 270	$ 4,378	$ 5,829	$ 2,311	$ 824

	TSGUX	TIEUX	TEMUX	TIFUX	Total Compensation from Fund Complex	Total Number of Funds Served in Complex

Walter E. Auch	$4,787	$17,825	$6,555	$2,420	$ 96,000	11
H. John Ellis	$5,170	$18,891	$6,923	$2,622	$102,000	11
Armon Kamesar	$5,882	$21,676	$8,024	$2,980	$117,000	11
Stephen E. Kaufman	$4,935	$17,977	$6,683	$2,506	$ 97,250	11
Thomas Matthews	$4,128	$14,838	$5,857	$2,109	$ 80,926	11
John J. Murphy	$4,935	$17,977	$6,683	$2,506	$ 97,250	11
Mark J. Reed	$4,935	$17,977	$6,683	$2,506	$ 97,250	11
Martin Brody*	$ 957	$ 3,991	$1,366	$ 471	$ 21,000	11
*	Emeritus Trustee.
[Missing Graphic Reference]
Key to Fund abbreviations
TGMXX = Money Market Investments
TMUUX= Municipal Bond Investments
THYUX= High Yield Investments
TLVUX= Large Capitalization Value Equity Investments
TLGUX= Large Capitalization Growth Investments
TIIUX = Core Fixed Income Investments
TSVUX= Small Capitalization Value Equity Investments
TSGUX= Small Capitalization Growth Investments
TIEUX= International Equity Investments
TEMUX= Emerging Markets Equity Investments
TIFUX = International Fixed Income Investments

Required Vote

An affirmative vote of a plurality of the shares present or represented by proxy and voting at the Special Meeting, provided that a quorum is present, is required to elect the Nominee for election as Trustee.  Abstentions and broker “non-votes” will be treated as votes present and not cast at the Special Meeting.  Accordingly, abstentions and broker “non-votes” will not have the effect of votes in opposition to the election of a Trustee under this Proposal 1.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF THE NOMINEE.

PROPOSAL 2: ALL FUNDS
TO APPROVE INVESTMENT MANAGEMENT AGREEMENT

Description of Proposal

At the Special Meeting, you will be asked to approve the new Investment Management Agreement between each Fund and the Manager, Citigroup Investment Advisory Services LLC (formerly known as Citigroup Investment Advisory Services Inc.). The Manager has been acting as the Funds’ interim investment manager since June 1, 2009. A description of the transaction that triggered the need for the approval of the new Investment Management Agreement as well as a general description of the new Investment Management Agreement, are included below.

Morgan Stanley & Co. (“Morgan Stanley”) and Citigroup Inc. (“Citigroup”) have formed a joint venture combining Morgan Stanley’s Global Wealth Management Group and the Smith Barney division of Citigroup. The joint venture is 51% owned by Morgan Stanley, 2000 Westchester Avenue, Purchase, NY 10577, and 49% by Citigroup, 399 Park Avenue, New York, NY 10043, and is a new company, known as Morgan Stanley Smith Barney LLC (“MSSB” or “Joint Venture”).  The formal commencement of operations of MSSB occurred on June 1, 2009.  The Manager was among the Citigroup-affiliated entities that were contributed to the Joint Venture. As a result, the Manager is now wholly-owned by MSSB. The contribution of the Manager to the Joint Venture resulted in a “change of control” under applicable provisions of the 1940 Act, and 1940 Act provides that a “change of control” of a fund’s adviser results in an “assignment,” and a consequent automatic termination, of an investment advisory agreement between a fund and its adviser.  Accordingly, upon the commencement of the Joint Venture on June 1, 2009, the Previous Investment Management Agreement dated December 1, 2005 between CIAS and the Trust terminated automatically.

Rule 15a-4 under the 1940 Act permits an investment adviser or a sub-adviser to act as investment adviser, after advisory agreements are terminated as a result of a change in control of an adviser, under interim agreements subject to certain conditions designed to protect shareholders.  These conditions include, among others, that a fund’s board of trustees, including a majority of trustees who are not interested persons of a fund, must have voted in person to approve the interim contract in advance of the termination of the previous contract, and that the interim contract may not have a term longer than 150 days from the date on which the previous contract was terminated.

At an in-person Board meeting held on May 28, 2009, the Board approved the Previous Investment Management Agreement and an interim investment management agreement between the Manager and the Trust (the “Interim Investment Management Agreement”). The Board also approved new sub-advisory agreements between the Manager and each of the existing sub-advisers to the Funds that are linked to the Interim Investment Management Agreement (the “Interim Sub-Advisory Agreements”).

The Board considered the Interim Investment Management Agreement and Interim Sub-Advisory Agreements to be important to ensuring the continued management of each Fund following the termination of the Previous Agreements. The Interim Investment Management Agreement provides that the fees payable to the Manager by each Fund during this interim period are identical to the advisory fees paid to the Manager under the Previous Investment Management Agreement.  The Interim Investment Management Agreement for each Fund will remain in effect until the earlier of (i) 150 days following the effective date of the Interim Investment Management Agreement, which is June 1, 2009, or (ii) upon shareholder approval of the Investment Management Agreement for the Funds. The Interim Investment Management Agreement also provides that the Board, or a majority of the “outstanding voting securities” (as that term is defined in the 1940 Act) of a Fund may terminate the Interim Investment Management Agreement as to that Fund on ten (10) days’ written notice to the Manager and that it terminates immediately in the event of its “assignment,” as that term is defined in the 1940 Act. The Trust received an exemption from the Securities and Exchange Commission (“SEC”) issued on August 23, 1995, permitting the Consulting Group, a division of the Manager (or a person controlling, controlled by or under common control), to enter into or change investment advisory agreements with investment sub-advisers without formal shareholder approval.  Accordingly, the changes with respect to the Interim Sub-Advisory Agreements described above do not require a shareholder vote and you are not being asked to vote on them.

In accordance with Rule 15a-4(b)(2) of the 1940 Act, Shareholder approval of the Investment Management Agreement with the Manager is necessary for the Manager to receive the investment advisory fees payable pursuant to the Interim Investment Management Agreement and the amount payable is to be held in escrow or a restricted account maintained by the Fund (the “escrow”).  In the event that the Shareholders of one or more of the Funds do not approve the new Investment Management Agreement with respect to their Fund, the 1940 Act requires that the Manager may receive only the lesser of: (i) its actual costs incurred in performing services under the Interim Investment Management Agreement (plus interest earned on that amount while in escrow); or (ii) the total amount in the escrow (plus interest earned thereon). The terms and conditions of the Investment Management Agreement are substantially the same as the terms and conditions of the Previous Investment Management Agreement as well as the Interim Investment Management Agreement, except as required by law. A copy of the Investment Management Agreement is included as Appendix C to this Proxy Statement.

Factors Considered by the Board

Board Consideration Regarding Approval of the Investment Management Agreement

At a meeting held in person on May 28, 2009, the Board, including a majority of the Independent Trustees approved the Interim Investment Management Agreement.  The Interim Investment Management Agreement contains the same material terms as the new Investment Management Agreement other than the effective date and term of the agreement and provisions relating to the escrow.  Should the Shareholders agree to approve the new Investment Management Agreement, the Board will ratify this selection at an in person meeting of the Board to be held on September 2, 2009.  In their consideration of the approval of the Interim Investment Management Agreement and effectively approving the new Investment Management Agreement, the Board considered the factors described below.

The Independent Trustees met in a private session with their independent legal counsel, at which no representative of management was present, and were advised by separate independent legal counsel throughout the process. Following the closed session, the Board approved the Investment Management Agreement.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Investment Management Agreement.

Nature, Extent and Quality of the Services Under the Interim Investment Management Agreement

In considering the nature, extent and quality of services to be provided under the Investment Management Agreement, the Board considered, among other things, the expected impact of the Joint Venture on the operations of the Funds. The Board noted that the nature and quality of the services that the Manager provided to the Trust would not change materially as a result of the Joint Venture, and that the same personnel at the Manager would be providing investment management services to the Funds under the Investment Management Agreement. The Board considered information provided by the Manager during the meeting and during the past year. The Board also received a description of the administrative and other services rendered to the Trust and its Shareholders. The Board noted information received at regular meetings throughout the year related to the services rendered by the Manager, the management of the Trust’s affairs and the Manager’s role in coordinating the activities of the Trust’s other service providers. The Board reviewed information received from the Manager regarding the review of the Trust’s and the sub-advisers’ compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act.

The Board reviewed the qualifications, backgrounds and responsibilities of the Trust’s senior personnel.  The Board also considered the Manager’s brokerage policies and practices, the standards applied to the sub-advisers, policies and practices regarding soft dollars, and the existence of quality controls applicable to brokerage allocation procedures. In addition, management also reported to the Board on, among other things, its business plans and recent organizational changes.

Given the Board’s experience with the Manager, the Board noted that it was familiar with and continues to have a good understanding of the organization, operations and personnel of the Manager. The Board concluded that, overall, the nature, extent and quality of services expected to be provided under the Investment Management Agreement were adequate and appropriate and supported approval of the Investment Management Agreement.

Management Fees and Expense Ratios

In evaluating the costs of the services to be provided by the Manager under the Investment Management Agreement and the profitability of the Manager from the Funds, the Board considered, among other things, whether the management fees previously paid to the Manager would change as a result of approving the Investment Management Agreement.  The Board noted that the management fees paid to the Manager under the Investment Management Agreement would be the same as those that were paid under the Previous Investment Management Agreement.  As part of their analyses, the Board considered the nature, extent and quality of the management and sub-advisory services previously provided by the Manager and the sub-advisers.  In addition, the Board noted that the compensation paid to the sub-advisers would continue to be paid by the Manager, not the Funds, and, accordingly, that the retention of the sub-advisers does not increase the fees or expenses otherwise incurred by a Fund’s Shareholders.

The Board received and considered information comparing the Funds’ contractual management fees and actual management fees and the Funds’ overall expenses with those of funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper, Inc., an independent provider of investment company data.

The Board concluded that the fee to be paid by each Fund to the Manager and the fees to be paid by the Manager to the sub-advisers were reasonable in light of comparative expense and advisory fee information, costs of the services to be provided and profits to be realized and benefits to be derived by the Manager and sub-advisers from the relationship with the Funds.

Manager Profitability

The Board considered what benefits the Manager would derive from the management of the Funds, noting that any such benefits were difficult to quantify with certainty at this time, and indicated that they would continue to evaluate them going forward.  The profitability analysis took into account the fees to be received under the Investment Management Agreement. The Board also considered the Manager’s profitability under the Previous Investment Management Agreement noting that the Manager’s profitability was not considered excessive in light of the nature, extent and quality of the services provided to the Funds.

Economies of Scale

The Board discussed whether the Manager would realize economies of scale as the Funds’ assets grow beyond current levels. The Board determined that there were not any discernable economies of scale to be realized by the Manager in managing the Funds’ assets at this time and that, to the extent that it determines in the future that material economies of scale were not shared with the Trust, the Board would seek to have the Funds share in such economies of scale.

Board Approval and Recommendation

As a result of the considerations described above, at a meeting on May 28, 2009, the Board, including a majority of the Independent Trustees, approved the Investment Management Agreement between the Trust and the Manager.

The Board recommends the approval of the Investment Management Agreement for all of the Funds as the Interim Investment Management Agreement will terminate on [INSERT DATE], 2009.

Description and Comparison of the Proposed Investment Management Agreement and the Previous Investment Management Agreement

The Previous Investment Management Agreement, dated December 1, 2005, was most recently approved by the Board on May 28, 2009, and was last submitted to a vote of Shareholders on [                  ].  The Investment Management Agreement is the same in all material terms as the Previous Investment Management Agreement except for the name of the investment adviser, the effective date and term of the agreement.

Investment Advisory Services.  Pursuant to the Investment Management Agreement, the Manager will monitor and supervise each Fund’s sub-adviser’s performance and communicate expectations and evaluations to the sub-advisers.  The Manager will be responsible for recommending to the Board whether a sub-adviser should be renewed, modified or terminated. The Manager will also be responsible for conducting all operations of the Trust except those operations contracted to the sub-advisers, custodian, transfer agent and administrator.  The services to be provided under the Investment Management Agreement are identical to those provided under the Previous Investment Management Agreement.

Expenses and Advisory Fees.  In consideration of the services rendered pursuant to the Investment Management Agreement, each Fund will pay the Manager a fee, calculated daily and paid monthly, based on the rates applied to the value of each Fund’s average daily net assets.  The Manager will pay each sub-adviser, based on the rates applied to each respective Fund’s average daily net assets on a monthly basis.

The chart below shows the contractual management fees for each Fund and the actual management fees paid to the Manager for the fiscal year ended August 31, 2008, based on a percentage of average daily net assets under the Previous Investment Management Agreement.

Fund	Contractual Management Fee	Actual Management Feed Paid During Most Recent Fiscal Year
Large Capitalization Growth Investments	0.60	0.60
Large Capitalization Value Equity Investments	0.60	0.58
Small Capitalization Growth Investments	0.80	0.79
Small Capitalization Value Equity Investments	0.80	0.78
International Equity Investments	0.70	0.64
Emerging Markets Equity Investments	0.90	0.75
Core Fixed Income Investments	0.40	0.40
High Yield Investments	0.70	0.54
International Fixed Income Investments	0.50	0.50
Municipal Bond Investments	0.40	0.40
Money Market Investments	0.15	0.13

The fees and expenses to be paid under the Investment Management Agreement are the same as those paid under the Previous Investment Management Agreement. Accordingly, the Investment Management Agreement would not result in any changes to the information presented in an annual operating expense table summarizing each Fund’s expenses.

The following table sets forth the aggregate amount of management fees paid by each Fund to the Manager during the last fiscal year ended August 31, 2008, pursuant to the Previous Investment Management Agreement with the Trust:

Fund	Management Fee
Large Capitalization Growth Investments	$14,233,083
Large Capitalization Value Equity Investments	11,110,516
Small Capitalization Growth Investments	3,217,941
Small Capitalization Value Equity Investments	2,673,987
International Equity Investments	11,343,671
Emerging Markets Equity Investments	5,943,875
Core Fixed Income Investments	3,957,795
High Yield Investments	865,547
International Fixed Income Investments	1,094,019
Municipal Bond Investments	381,032
Money Market Investments	249,107

Commissions Paid to Affiliated Broker

CGMI is an affiliated broker-dealer of the Funds.  The following table sets forth certain information regarding each Fund’s payment of brokerage commissions to CGMI for the fiscal year ended August 31, 2008:

Fund	Commissions Paid to CGMI	% of Total Brokerage Commissions
Large Capitalization Growth Investments	$79,157	2.81%
Large Capitalization Value Equity Investments	11,183	0.64%
Small Capitalization Growth Investments	2,348	0.20%
Small Capitalization Value Equity Investments	N/A	N/A
International Equity Investments	188,379	5.02%
Emerging Markets Equity Investments	517	0.02%
Core Fixed Income Investments	N/A	N/A
High Yield Investments	N/A	N/A
International Fixed Income Investments	N/A	N/A

Duration and Termination

The Investment Management Agreement will have an initial term of two years from its effective date, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to the Investment Management Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Trust; provided, however, that if the shareholders of the Trust fail to approve the Investment Management Agreement as provided herein, the Manager may continue to serve in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder.

Required Vote and Recommendation

An affirmative vote of “a majority of the outstanding voting securities” of each Fund as defined by the 1940 Act is required to approve the Investment Management Agreement. Under the 1940 Act, this means the lesser of (1) 67% or more of the shares of a Fund present at the Special Meeting if the owners of more than 50% of the shares then outstanding are present in person or by proxy, or (2) more than 50% of the outstanding shares of a Fund entitled to vote at the Special Meeting. Abstentions and “broker non-votes” will have the same effect as a vote “against” for Proposal 2.

THE BOARD RECOMMENDS THAT YOU VOTE “FOR” THE APPROVAL OF THE INVESTMENT MANAGEMENT AGREEMENT.

OTHER INFORMATION

Beneficial Share Ownership

As of May 31, 2009, the following Shareholders owned beneficially 5% or more of the shares of each Fund:

Name of Funds	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Ownership
Small Capitalization Growth Investments	SEI Private Trust Co. FBO Smith Barney Corp Trust One Freedom Valley Drive Oaks, PA 19456		7.67%
Money Market Investments	SEI Private Trust Co. FBO Smith Barney Corp Trust One Freedom Valley Drive Oaks, PA 19456		18.63%

Independent Registered Public Accountant
At a meeting held on September 2, 2008, the Audit Committee and the Board, including a majority of the Independent Trustees, selected KPMG LLP (“KPMG”), 99 High Street, Boston, Massachusetts 02110, to act as the independent registered public accounting firm for each Fund’s current fiscal year. The financial statements for each Fund for its most recent fiscal year were audited by KPMG.  At a meeting held on May 28, 2009, KPMG resigned as the Funds’ independent registered public accountant because of a pre-existing relationship with Morgan Stanley that impaired KPMG’s independence from Morgan Stanley or its affiliates including MSSB.  Deloitte & Touche LLP (“Deloitte & Touche”), 200 Berkeley Street, Boston, Massachusetts 02116, has been selected to replace KPMG as the independent registered public accounting firm of the Trust.  Deloitte & Touche was recommended by the Audit Committee.

Audit Fees
The aggregate fees billed for professional services rendered by KPMG, in connection with the annual audit of the Trust’s financial statements and for services normally provided by KPMG in connection with statutory and regulatory filings or engagements for the fiscal years ended August 31, 2008 and August 31, 2007 were $322,500 and $301,400, respectively.

Audit-Related Fees
There were no audit related fees for the fiscal year ended August 31, 2008.  The Trust paid KPMG aggregate, audit-related fees of $40,000 for the fiscal year ended August 31, 2007.  These services consisted of procedures performed in connection with the review and preparation of the issuance of the 17-f2 Security Count Independent Accountants Reports of the Consulting Group Capital Markets Funds. The Trust did not pay KPMG any audit-related fees (other than those disclosed under “Audit Fees” above), and there were no audit-related services provided by KPMG for which the Audit Committee’s pre-approval was waived during those fiscal years.

Tax Fees
The aggregate fees billed for professional services rendered by KPMG for tax compliance, tax advice and tax planning were $65,270 for the fiscal year ended August 31, 2008 and $61,000 for the fiscal year ended August 31, 2007. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.  There were no tax-related services provided by KPMG for which the Audit Committee’s pre-approval was waived during those fiscal years.

All Other Fees
There were no other fees billed for products and services provided by KPMG, other than the services referenced above for the fiscal years ended August 31, 2007 and August 31, 2008.

The Audit Committee’s charter requires that the Audit Committee approve (a) all audit and permissible non-audit services to be provided to the Trust and (b) all permissible non-audit services to be provided by the Trust’s independent registered public accounting firm to the Manager and any service providers controlling, controlled by or under common control with the Manager that provide ongoing services to the Trust (“Covered Service Providers”) if the engagement relates directly to the operations and financial reporting of the Trust. The Audit Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Audit Committee may not approve non-audit services that the Committee believes may impair the independence of the auditors. Permissible non-audit services include any professional services (including tax services) that are not prohibited services as described below provided to a Fund by the independent registered public accounting firm, other than those provided to a Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include (i) bookkeeping or other services related to the accounting records or financial statements of a Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.  Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Trust, the Manager and any Covered Service Provider constitutes not more than 5% of the total amount of revenues paid to the independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided to (a) the Trust, (b) the Manager and (c) any Covered Service Provider during the fiscal year in which services are provided that would not have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Trust at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Committee (or its delegate(s)) prior to completion of the audit.

Non-audit fees billed for services rendered to the Funds and the Manager or any entity controlling, controlled by or under common control with the Manager that provides ongoing services to the Funds were $0 and $0, respectively, during the fiscal years ended in August 31, 2008 and August 31, 2007.

The Audit Committee has considered whether the provision of non-audit services that were rendered by KPMG to the Manager and Covered Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining KPMG’s independence. All services provided by KPMG to the Funds, the Manager or the Covered Service Providers that were required to be pre-approved were pre-approved as required.

Representatives of KPMG and Deloitte & Touche are not expected to be present at the Special Meeting, but will be available by telephone to respond to appropriate questions and to make a statement if they wish to do so.

Service Providers
Brown Brothers Harriman & Co., 50 Milk Street, Boston, Massachusetts 02109, serves as the Trust’s custodian, fund accountant and administrator.  CGMI, serves as Trust’s distributor and the Manager serves as the Trust’s investment adviser.  CGMI is located at 388 Greenwich St., New York, NY 10026 and the Manager is located at 222 Delaware Avenue, Wilmington, Delaware, 19801.

Other Matters
Management of the Funds and the Trustees of the Trust know of no other matters to be presented at this Special Meeting other than those described in this Proxy Statement. If any such matters should properly come before the Special Meeting, it is the intention of the persons named in the enclosed form of Proxy Card to vote shares for which they serve as proxy in accordance with their best judgment.

Communications with the Board

Shareholders wishing to submit written communications to the Board should send their communications to the Secretary of the Trust at its principal office. Any such communications received will be reviewed by the Board at its next regularly scheduled meeting.

Shareholders Sharing the Same Address

If two or more shareholders share the same address, only one copy of this Proxy Statement may be delivered to that address, unless the Trust has received contrary instructions from one or more of the Shareholders at that shared address.  Upon written or oral request, the Trust will deliver promptly a separate copy of this Proxy Statement to a Shareholder at a shared address. Please note that each shareholder will receive a separate Proxy Card, regardless of whether he or she resides at a shared address. Please call 1-800-628-8510 or forward a written request to the Trust at 222 Delaware Avenue, Wilmington, DE  19801 if you would like to: (1) receive a separate copy of this Proxy Statement; (2) receive your annual reports, semi-annual reports or proxy statements separately in the future; or (3) request delivery of a single copy of annual reports, semi-annual reports or proxy statements if you are currently receiving multiple copies at a shared address.

Shareholder Proposals

Any proposal by a Shareholder intended to be presented at the Special Meeting must be received by Consulting Group Capital Markets Funds, 222 Delaware Avenue, Wilmington, DE  19801, c/o the Trust’s Secretary, not later than August 28, 2009. The Board of Trustees will consider whether any such proposal should be submitted to a Shareholder vote in light of applicable rules and interpretations promulgated by the SEC; but a Shareholder's timely submission of a Proposal will not automatically confer a right to have that proposal presented for a vote at the Special Meeting.

You are requested to mark, date, sign and return the enclosed Proxy Card(s) promptly (or vote by touch-tone telephone or through the Internet).  No postage is required on the enclosed envelope.

By Order of the Trustees

_____________________
Paul F. Gallagher
Secretary

New York, New York
July 2, 2009

APPENDIX A

AUDIT COMMITTEE CHARTER
AMENDED AND RESTATED AS OF AUGUST 22, 2007

ESTABLISHMENT AND PURPOSE

This document serves as the Charter for the Audit Committee (the “Committee”) of the Board of Trustees (the “Board”) of the Consulting Group Capital Markets Funds (the “Trust”), a registered open-end investment company advised by Consulting Group, a division of Citibank Investment Advisory Services, Inc. (the “Adviser”). The primary purposes of the Committee are to (a) oversee the scope of the Trust’s audit, the Fund’s accounting and financial reporting policies and practices and its internal controls and enhance the quality and objectivity of the audit function; (b) approve, and recommend to the Board Members for ratification, the selection, appointment, retention or termination of the Trust’s independent auditors, as well as approving the compensation thereof; and (c) approve all audit and non-audit services provided to the Trust and certain other persons by such independent auditors.

DUTIES AND RESPONSIBILITIES
The Trust’s independent auditors are accountable to the Committee.
The Committee shall:
1. Approve, and recommend to the Board for ratification, the selection, appointment, retention or termination of the Trust’s independent auditors or of any other public accounting firm engaged for the purpose of performing other audit, review or attest services for the Trust, and approve the compensation thereof.

2. Approve (a) all audit and permissible non-audit services1 to be provided to the Trust and (b) all permissible non-audit services to be provided by the Trust’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Trust. In carrying out this responsibility, the Committee shall seek periodically from the Adviser and from the independent auditors a list of audit and permissible non-audit services that can be expected to be rendered to the Trust, the Adviser or any Covered Service Providers by the Trust’s independent auditors, and an estimate of the fees sought to be paid in connection with such services. The Committee may delegate its responsibility to approve any such audit and permissible non-audit services to a sub-committee consisting of the Chairperson of the Committee (the “Chairperson”) and at least one other member of the Committee as the Chairperson, from time to time, may determine and appoint, and such sub-committee shall report to the Committee, at its next meeting after the sub-committee’s meeting, its decision(s). From year to year, and at such other times as the Committee deems appropriate, the Committee shall report to the Board whether this system of approval has been

[1]
The Committee shall not approve non-audit services that the Committee believes may taint the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Trust by the independent auditors, other than those provided to the Trust in connection with an audit or a review of the financial statements of the Trust. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Trust; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Trust, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Trust (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided by (a) the Trust, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Trust during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Trust at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

effective and efficient or whether this Charter should be amended to allow for pre-approval pursuant to such policies and procedures as the Committee shall approve, including the delegation of some or all of the Committee’s pre-approval responsibilities to other persons (other than the Adviser or the Trust’s officers).
3. Discuss with the independent auditors any disclosed relationships or services that may diminish the objectivity and independence of the independent auditors and, if so determined by the Committee, recommend that the Board take appropriate action to ensure the independence of the independent auditors.
4. Review, in consultation with the independent auditors, the scope of the Trust’s proposed audit each year, including the audit procedures to be utilized in the review of the Trust’s financial statements.
5. Inquire of the Adviser and the independent auditors as to significant tax and accounting policies elected by the Trust (including matters affecting qualification under Subchapter M of the Internal Revenue Code).
6. Review with the independent auditors any problems or difficulties the auditors may have encountered during the conduct of the audit, including a discussion with the independent auditors of the matters required to be discussed by Statement on Auditing Standards No. 61, or any subsequent Statement, relating to the conduct of the audit.
7. Review, in consultation, as appropriate, with the independent auditors and significant Trust service providers, matters relating to internal controls and disclosure controls and procedures at the Trust and at the Trust’s significant service providers.
8. Request, receive and/or review from the independent auditors such other materials as deemed necessary or advisable by the Committee in the exercise of its duties under this charter; such materials may include, without limitation, any other material written communications bearing on the Trust’s financial statements, or internal or disclosure controls, between the independent auditors and the Trust, the Adviser or other Trust service providers, such as any management letter or schedule of unadjusted differences, and any comment or “deficiency” letter received from a regulatory or self-regulatory organization addressed to the Trust or the Adviser that relates to services rendered to the Trust.
The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain, as it deems necessary to carry out its duties, special counsel and other experts or consultants at the expense of the Trust. The Trust shall provide appropriate funding for the Committee to carry out its duties and its responsibilities, including appropriate funding, as determined by the Committee (a) for payment of compensation to the Trust’s independent auditors or other public accounting firm providing audit, review or attest services for the Trust, (b) for payment of compensation to any advisors, counsel or consultants employed by the Committee and (c) for the ordinary administrative expenses of the Committee. In performing its duties, the Committee shall consult as it deems appropriate with the members of the Board, officers and employees of the Trust, the Adviser, the Trust’s sub-adviser(s), if any, the Trust’s counsel and the Trust’s other service providers.

COMPOSITION
The Committee shall be composed of each Board member who has been determined not to be an “interested person,” as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (“1940 Act”), of the Trust (the “Independent Board Members”). The Committee shall elect a Chairperson, who shall preside over Committee meetings. The Chairperson shall serve for a term of three years, which term may be renewed from time to time.
If the Board determines that at least one member of the Committee has the attributes of an “audit committee financial expert” set forth in Item 3 of Form N-CSR (and listed at the end of this charter) and has acquired those attributes through the experience or education specified therein, it shall designate at least one such member as a financial expert.  The duties and responsibilities of an audit committee financial expert shall be as defined in the regulations of the U.S. Securities and Exchange Commission.  The Board shall consider at least annually whether any member of the Committee meets the definition of audit committee financial expert.
MEETINGS
The Committee shall meet on a regular basis, but not less frequently than twice a year. Special meetings may also be held upon reasonable notice to the members of the Committee. An agenda shall be established for each meeting. Additional meetings shall be called as circumstances require. The Committee may request any officer or employee of the Trust, the Trust’s counsel, the Adviser, the Trust’s independent auditors or other interested persons to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee. The Committee will meet with the Trust’s independent auditors at least once a year outside the presence of the Trust’s officers and other parties. The Committee may, in its discretion, also meet outside the presence of the Trust’s officers and other parties at other times. Meetings of the Committee may be held in person, by telephone or by other appropriate means.
One-third of the Committee’s members, but not fewer than two members shall constitute a quorum. At any meeting of the Committee, the decision of a majority of the members present and voting shall be determinative as to any matter submitted to a vote.
REPORTING
The Chairperson shall report to the Board on the result of its deliberations and make such recommendations as deemed appropriate.
LIMITS ON ROLE OF COMMITTEE
The function of the Committee is oversight. The Trust’s management is responsible for (i) the preparation, presentation and integrity of the Trust’s financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for planning and carrying out proper audits and reviews. In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full-time employees of the Trust. As such, it is not the duty or responsibility of the Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which it receives information and (ii) the accuracy of the financial and other information provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Trust’s Board) and (iii) statements made by the officers and employees of the Trust, the Adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent auditors to the Trust. The designation of a person as an “audit committee financial expert,” within the meaning of the rules adopted and implemented under Section 407 of the Sarbanes-Oxley Act of 2002, shall not impose any greater responsibility or liability on that person than the responsibility and liability imposed on such person as a member of the Committee, nor does it decrease the duties and obligations of other Committee members or the Board.
In carrying out its responsibilities, the Committee’s policies and procedures shall be adapted, as appropriate, in order to best react to a changing environment.
AMENDMENTS
This Charter may be amended by a vote of a majority of the Committee members.

AUDIT COMMITTEE FINANCIAL EXPERT REQUIREMENTS
An “audit committee financial expert” is a person who has the following attributes:

•	an understanding of generally accepted accounting principles and financial statements;

•	the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves;

•
experience preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the registrant’s financial statements, or experience actively supervising one or more persons engaged in such activities;

•	an understanding of internal controls and procedures for financial reporting; and

•	an understanding of audit committee functions.

A person must have acquired such attributes through one or more of the following:

•
education and experience as a principal financial officer, principal accounting officer, controller, public accountant or auditor or experience in one or more positions that involve the performance of similar functions;

•	experience actively supervising a principal financial officer, principal accounting officer, controller, public accountant, auditor or person performing similar functions;

•	experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements; or

•	other relevant experience.

APPENDIX B

CORPORATE GOVERNANCE AND
NOMINATING COMMITTEE CHARTER

Purpose of Committee

The purpose of the Corporate Governance and Nominating Committees (the “Committees”) of the Board of Directors/Trustees (the “Board”) of the Smith Barney Investment Companies listed on Annex A (the “Funds”) is to oversee the board governance practices of the Funds, to identify and recommend individuals to the Board for nomination as members of the Board and their committees (including these Committees) and to establish the agenda for meetings of the Independent Directors/Trustees. The Board of each Fund shall establish a Committee. The Committees shall report to the Board on their activities when appropriate.

Committee Membership

The Committees shall consist solely of two or more members of the Board, (a) none of whom is an “interested person” of the Funds or their investment adviser as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) or has a direct or indirect financial interest in the operation of any Fund’s plan under Rule 12b-1 under the 1940 Act or in any agreements related to a plan (any such person, an “Independent Director/Trustee”) and (b) each of whom the Board have determined has no material relationship with the Funds and is otherwise “independent” under the rules of the New York Stock Exchange, Inc.

The initial members of the Committees shall be appointed by the Board, including a majority of the Independent Directors/Trustees. Candidates to fill subsequent vacancies in the Committees shall be nominated by the Committees as set forth below and appointed by the Board. Members shall serve at the pleasure of the Board and for such term or terms as the Board may determine.

Committee Structure and Operations

Each Committee shall designate one member as its chairperson. In the event of a tie vote on any issue, the chairperson’s vote shall decide the issue. Each Committee shall meet in person or telephonically as appropriate for the conduct of its business at times and places determined by the Committee chairperson. In addition, actions may be taken by unanimous written consent when deemed necessary or desirable by the Committee.

Committee Duties and Responsibilities

The following are the duties and responsibilities of the Committees:

To monitor developments in corporate governance of registered investment companies with a view to advising the Board on their policies, programs and procedures designed to assure compliance with legislative, regulatory and self-regulatory requirements applicable to investment company board governance.

To make recommendations to the Board from time to time as to changes that the Committees believe to be desirable to the size of the Board or any committee thereof.

To identify individuals believed to be qualified to become Independent Directors of the Funds, and to recommend to the Board the nominees to stand for election as directors at meetings of stockholders. In the case of a vacancy to be filled in the office of a director (including a vacancy created by an increase in the size of a Board), each Committee shall recommend to the Board an individual to fill such vacancy either through appointment by the Board or through election by stockholders. In nominating candidates, each Committee shall take into consideration such factors as it deems appropriate. The Committees may consider candidates proposed by management but is not required to do so.

In evaluating a person as a potential nominee to serve as a Director of the Fund, the Committee should consider among other factors it may deem relevant:

•	whether or not the person is an “interested person” as defined in the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund;

•
whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with Fund management, the investment manager of the Fund, other Fund Service Providers or their affiliates;

•	whether or not the person serves on board of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Director of the Fund;

•
the contribution which the person can make to the Board and the Fund (or, if the person has previously served as a Director of the Fund, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the Fund’s retirement policies.

•
While the Committee is solely responsible for the selection and nomination of Directors, it may consider nominees recommended by Fund stockholders, but is not required to do so. Stockholders who wish to recommend a nominee should send nominations to the Secretary of the Fund that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Directors. The recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board of Directors and to serve if elected by the stockholders.

4. To develop and recommend to the Board standards to be applied in making determinations as to the absence of material relationships between the Company and a director.

5. To identify Board members qualified to fill vacancies on any committee of a Board (including the Committee) and to recommend that the Board appoint the identified member or members to the respective committee. In nominating a candidate for committee membership, the Committee shall take into consideration the factors set forth in the charter of that committee, if any, as well as any other factors it deems appropriate, including without limitation the consistency of the candidate’s experience with the goals of the committee and the interplay of the candidate’s experience with the experience of other committee members.

6. Establish agendas for the executive sessions of the Independent Directors and coordinate with management on agendas for regular meetings of the Board.

7. Prepare and issue the evaluation required under “Performance Evaluation” below.

8. Review on a periodic basis director fees and compensation.

9. Any other duties or responsibilities expressly delegated to the Committees by the Board from time to time relating to the nomination of Board and committee members and to corporate governance matters.

Delegation to Subcommittee

A Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee or a committee of the Board.

Performance Evaluation

The Committee shall produce and provide to the Board an annual performance evaluation of the Committee, which evaluation shall compare the performance of the Committee with the requirements of this charter. The performance evaluation shall also recommend to the Board any improvements to the Committee charter or to Board governance practices deemed necessary or desirable by the Committees. The performance evaluation by the Committees shall be conducted in such manner as the Committees deem appropriate. The report to the Board may take the form of an oral report by the chairperson of the Committee or any other member designated by the Committees to make this report.

Resources and Authority of the Committees

The Committees shall have the resources and authority appropriate to discharge the duties and responsibilities specified in this Charter, including the authority to select, retain, terminate, and approve the fees and other retention terms of special counsel or other experts or consultants, such as search firms used to identify director candidates, as it deems appropriate, without seeking approval of the Board or management. While it is expected that, in the normal course of business the Committees would consult with the other Independent Directors in connection with any such retention, the Committees are not required to do so.

APPENDIX C

CONSULTING GROUP CAPITAL MARKETS FUNDS
INVESTMENT MANAGEMENT AGREEMENT

____, 2009

The Consulting Group, A Division Of
Citigroup Investment Advisory Services LLC
222 Delaware Avenue
Wilmington, DE  19801

Dear Sirs:

Consulting Group Capital Markets Funds (the “Trust”), a business trust formed under the laws of The Commonwealth of Massachusetts, confirms its agreement with the Consulting Group (the “Manager”), a division of Citigroup Investment Advisory Services Inc., with respect to the Manager’s serving as investment manager of the Trust as set forth below.

Section 1.	Investment Description; Appointment

The Trust desires to employ its capital by investing and reinvesting in investments of the kind and in accordance with the investment objectives, policies and limitations specified in its Master Trust Agreement dated April 12, 1991, as amended from time to time (the “Trust Agreement”), in the prospectus (the “Prospectus”) and in the statement of additional information (the “Statement of Additional Information”) filed with the Securities and Exchange Commission (the “SEC”) as part of the Trust’s Registration Statement on Form N-1A, as amended from time to time (the “Registration Statement”) and in the manner and to the extent as may from time to time be approved in the manner set forth in the Trust Agreement. Copies of the Trust’s Prospectus, the Statement of Additional Information and the Trust Agreement have been or will be submitted to the Manager. The Trust desires to employ and hereby appoints the Manager to act as its investment manager. The Manager accepts the appointment and agrees to furnish the services described in Section 2 of this Agreement for the compensation set forth in Section 6 of, and Appendix I to, this Agreement.

Section 2.	Services as Manager; Appointment of Advisers

(a) Subject to the supervision and direction of the Trust’s Board of Trustees, the Manager shall provide such services reasonably requested by the Trust, including but not limited to the following:

(i) monitoring and supervising the services provided to the Trust by its administrator (the “Administrator”) pursuant to a separate agreement between the Trust and the Administrator, a copy of which has been or will be submitted to the Manager; and

(ii) providing to the Trust investment management evaluation services principally by performing initial due diligence on prospective investment advisers (“Advisers”) for each existing series of its shares of beneficial interest and any series or class which the Trust may offer from time to time in the future (each, a “Portfolio”), thereafter monitoring and supervising Adviser performance through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with Advisers and considering and approving investments and use of certain investment strategies when the Trust requests review and consideration of such matters by the Manager. The Manager will be responsible for communicating performance expectations and evaluations to Advisers and ultimately recommending to the Board of Trustees of the Trust whether Advisers’ contracts should be renewed, modified or terminated. The Manager will provide written reports to the Board of Trustees regarding the results of its evaluation and monitoring functions. The Manager will also be responsible for conducting all operations of the Trust except those operations contracted to the Advisers, custodian, transfer agent and Administrator.

(b) The Manager will, at its own expenses, maintain sufficient staff, employ or retain sufficient personnel, and consult with any other persons that it determines may be necessary or useful to the performance of its obligations under this Agreement.

Section 3.	Brokerage

The Manager is authorized to permit the Advisers to execute portfolio transactions for the Trust. In executing transactions and selecting brokers or dealers, each Adviser will use its best efforts to seek the best overall terms available. In assessing the best overall terms available for any portfolio transaction, the Adviser will consider all factors it deems relevant including, but not limited to, the breadth of the market in the security or commodity interest, the price of the security or commodity interest, the financial condition and execution capability of the broker or dealer and the reasonableness of any commission for the specific transaction and on a continuing basis. In selecting brokers or dealers to execute a particular transaction and in evaluating the best overall terms available, the Adviser may consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Trust and/or other accounts over which the Adviser or an affiliate exercises investment discretion.

Section 4.	Information Provided to the Trust

The Manager will keep the Trust informed of developments materially affecting the Portfolios and, in addition to providing the Trust with whatever statistical or other information the Trust may reasonably request with respect to its investments, the Manager will, on its own initiative, furnish the Trust from time to time with whatever information the Manager believes is appropriate for this purpose.

Section 5.	Standard of Care

The Manager shall exercise its best judgment in rendering the services provided by it under this Agreement. The Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect the Manager against any liability to the Trust or to holders of the Trust’s shares of beneficial interest to which the Manager would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or by reason of the Manager’s reckless disregard of its obligations and duties under this Agreement.

Section 6.	Compensation

(a) In consideration of services rendered pursuant to this Agreement, each of the Trust’s Portfolios will accrue daily and pay monthly a fee at the annual rate applied to the value of that Portfolio’s average daily net assets as set forth in the schedule attached hereto as Appendix I.

(b) The fee for the period from the commencement of investment operations of a Portfolio to the end of the month during which investment operations commence will be prorated according to the proportion that such period bears to the full monthly period, and will be payable that month. Upon any termination of this Agreement with respect to a Portfolio before the end of a month, the fee for such part of that month shall be prorated according to the proportion that such period bears to the full monthly period and will be payable upon the date of termination of this Agreement.

(c) For the purpose of determining fees payable to the Manager under this Agreement, the value of the Trust’s net assets will be computed in the manner described in the Trust’s current Prospectus and/or Statement of Additional Information.

Section 7.	Costs and Expenses

The Manager will bear all expenses in connection with the performance of its services under this Agreement, including the payment of salaries of all officers and employees who are employed by it and the Trust as well as the payment of the fees of the Advisers.

Section 8.	Reimbursement to the Trust

If, in any fiscal year of the Trust, the aggregate expenses of the Trust (including fees pursuant to this agreement and the Trust’s Administration Agreement with the Administrator, but excluding interest, taxes, brokerage, fees, and, if permitted by state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Trust, the Manager will reimburse the Trust to the extent required by state law in the same proportion as its fees bear to the combined fees paid by the Trust for investment management and administration. The Manager’s expense reimbursement obligation will be limited to the amount of its fees received pursuant to this Agreement. Such expense reimbursement, if any, will be estimated, reconciled and paid on a monthly basis.

Section 9.	Services to Other Companies or Accounts

The Trust understands that the Manager and the Advisers may act as investment managers or advisers to fiduciary and other managed accounts, including other investment companies, and the Trust has no objection to the Manager’s and Advisers’ so acting, provided that whenever the Trust and one or more other accounts advised by an Adviser have available funds for investment, investments suitable and appropriate for each will be allocated in accordance with a formula believed to be equitable to each account or company. The Trust recognizes that in some cases this procedure may adversely affect the size of the position obtainable for the Trust. In addition, the Trust understands and acknowledges that the persons employed by the Manager to assist in the performance of the Manager’s duties under this Agreement will not devote their full time to such service and nothing contained in this Agreement shall be deemed to limit or restrict the right of the Manager or any affiliate of the Manager to engage in and devote time and attention to other businesses or to render services of any kind or nature.

Section 10.	Term of Agreement

(a) This Agreement will become effective as of the date first written above (“Effective Date”), and shall continue for an initial term of two years from the Effective Date. Thereafter, this Agreement shall continue automatically for successive annual periods, provided such continuance is specifically approved at least annually by (i) the Trust’s Board of Trustees or (ii) a vote of a “majority” of the Trust’s outstanding voting securities (as defined in the Investment Company Act of 1940, as amended (the “Act”)), provided that in either event the continuance is also approved by a majority of Trustees who are not “interested persons” (as defined in the Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

(b) This Agreement is terminable, without penalty, on 60 days’ written notice, by the Trust’s Trustees or by vote of holders of a majority of the Trust’s outstanding voting securities, or upon 90 days’ written notice, by the Manager.

(c) This Agreement will terminate automatically in the event of its assignment (as defined in the Act or in rules adopted under the Act).

Section 11.	Filing of Trust Agreement

The Trust represents that a copy of the Trust Agreement is on file with the Secretary of The Commonwealth of Massachusetts and with the Boston City Clerk.

Section 12.	Limitation of Liability

The Manager is hereby expressly put on notice of the limitation of trustee and shareholder liability as set forth in the Trust Agreement, and the Manager agrees that obligations assumed by the Trust pursuant to this Agreement shall be limited in all cases to the Trust and its assets. The Manager agrees that any creditor of any Portfolio may look only to the assets of that Portfolio to satisfy such creditor’s debt. The Manager agrees that the Manager shall not seek satisfaction of any such obligation from the holders of the Trust’s shares, nor from the Trustees of the Trust.

Section 13.	Miscellaneous

(a) This Agreement shall be governed by the laws of the State of New York, provided that nothing herein shall be construed in a manner inconsistent with the Act, the Investment Advisers Act of 1940, as amended, or rules or orders of the Securities and Exchange Commission thereunder.

(b) The captions of this Agreement are included for convenience only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect.

(c) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

(d) Nothing herein shall be construed as constituting the Manager as an agent of the Trust.

If the foregoing is in accordance with your understanding, kindly indicate your acceptance of this Agreement by signing and returning the enclosed copy of this Agreement.

Very truly yours,

CONSULTING GROUP CAPITAL MARKETS FUNDS

By:
Name: Title: Chief Executive Officer

Accepted:

THE CONSULTING GROUP, A DIVISION OF CITIGROUP INVESTMENT ADVISORY SERVICES LLC

By:
Name: Title:

APPENDIX I

FUNDS OF THE CONSULTING GROUP CAPITAL MARKETS FUNDS

Manager’s Rate Of Fee in Accordance With Section 6 of The Agreement
• Money Market Investments	.15%
• Core Fixed Income Investments	.40%
• Municipal Bond Investments	.40%
• Large Capitalization Value Equity Investments	.60%
• Small Capitalization Value Equity Investments	.80%
• Large Capital Growth Investments	.60%
• Small Capital Growth Investments	.80%
• International Equity Investments	.70%
• International Fixed Income Investments	.50%
• Emerging Markets Equity Investments	.90%
• High Yield Investments	.70%

SAMPLE PROXY CARD

PROXY TABULATOR
[          ]
[          ]                                                                TO VOTE BY TELEPHONE

1)           Read the Proxy Statement and have the ProxyCard on reverse at hand.
2)           Call toll free 1-800-830-3542
3)           Follow the recorded instructions.

TO VOTE BY INTERNET

1)           Read the Proxy Statement and have the Proxy Cardbelow at hand.
2)           Go to www.2voteproxy.com
3)           Follow the on-line instructions.

TO VOTE BY MAIL

1)           Read the Proxy Statement.
2)           Check the appropriate boxes on the reverse
side of this card.
3)           Sign, date and return the Proxy Card in the
envelope provided.

If you vote by Telephone or Internet, please do not return your Proxy Card.

[SHAREHOLDER ADDRESS]                                                                                     SHARES XXX
CONTROL NUMBER XXX
ACCOUNT NUMBER XXX

999 999 999 999 99

SPECIAL MEETING OF SHAREHOLDERS ON AUGUST 31, 2009
PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF
CONSULTING GROUP CAPITAL MARKETS FUNDS

Notice is hereby given that a special meeting of shareholders (the “Meeting”) of the Consulting Group Capital Markets Funds (the “Trust”) and each of its funds (the “Funds”) will be held at the offices of the Trust’s administrator, Brown Brothers Harriman & Co., 140 Broadway, 3rd floor, New York, NY 10005, on August 31, 2009, at 4:00 P.M. Eastern time.

The purpose of the Meeting is to consider the Proposals set forth on reverse and to transact such other business as may be properly brought before the Meeting or any adjournments(s) thereof.  The specifics of these Proposals, which are more fully described in the attached Proxy Statement, are shown on the reverse side of the card.  Proxies for this Meeting are solicited on behalf of the Trust’s Board of Trustees. If you simply sign the proxy without specifying a vote, your shares will be voted in accordance with the recommendation of the Board of Trustees.

The undersigned hereby appoints Dominic M. Maurillo and Paul F. Gallagher, jointly and severally, as proxies (“Proxies”), with full power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated below, all of the interests in the Funds held of record by the undersigned on June 29, 2009 at the Meeting and at any and all adjournments thereof, with all the powers the undersigned would possess if personally present at such Meeting, and hereby revokes any proxies that may previously have been given by the undersigned with respect to the interests in the Funds covered hereby. I acknowledge receipt of the Notice of the Special Meeting of Shareholders and the Proxy Statement dated July 2, 2009.

Date:                                           , 2009

 Signature(s)                                                             (Sign in the Box)

Please date and sign exactly as your name appears hereon. If shares are registered in more than one name, all participants should sign this voting instruction; but if one participant signs, this signature binds the other participant(s). When signing as an attorney, executor, administrator, agent, trustee, guardian or custodian for a minor, please give full title as such.  If a corporation, please sign in full corporate name by an authorized person. If a partnership, please sign in partnership name by an authorized person.

Please fill out box(es) as shown using black or blue ink or number 2 pencil.
PLEASE DO NOT USE FINE POINT PENS.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” EACH OF THE PROPOSALS.

		FOR Nominee listed	WITHHOLD authority to vote for Nominee
PROPOSAL 1.	To elect a Trustee for all Funds. Nominee: Adela Cepeda	‘	‘

		FOR	AGAINST	ABSTAIN
PROPOSAL 2.	To approve the Investment Management Agreement between Citigroup Investment Advisory Services LLC and the Consulting Group Capital Markets Funds.	‘	‘	‘

PLEASE DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.